Filed pursuant to Rule 497
1933 Act File No. 333-234243

PROSPECTUS SUPPLEMENT dated March 13, 2020
(to Prospectus dated November 15, 2019, as supplemented from time to time)

EAGLE POINT INCOME COMPANY INC.

$14,500,000 of Common Stock

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports for Eagle Point Income Company Inc. (the “Company”) will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Company issued prior to February 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. You may also visit www.fundreports.com or call 1-866-345-5954. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports after February 2021. You may also visit www.fundreports.com or call 1-866-345-5954. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

This prospectus supplement supplements the prospectus supplement dated November 22, 2019, or the “November Prospectus Supplement,” and the accompanying prospectus thereto dated November 15, 2019, or the “Base Prospectus.” The Base Prospectus and each prospectus supplement listed above, including this prospectus supplement, are collectively referred to as the “Prospectus.” The Prospectus relates to the offering of $14,500,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” pursuant to an at market issuance sales agreement, dated November 22, 2019, with B. Riley FBR, Inc. and National Securities Corporation, or the “Sales Agreement.” This prospectus supplement provides certain updated financial information for the Company as of December 31, 2019, January 31, 2020, and February 29, 2020, and certain additional information about the Company.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-19 of the November Prospectus Supplement and page 18 of the Base Prospectus.

The terms “we,” “us” and “our” refer to Eagle Point Income Company Inc., a Delaware corporation, and its consolidated subsidiaries.

STATUS OF THE OFFERING

The number of shares of our common stock sold in this offering, the gross proceeds raised, the net proceeds to us before offering and transaction expenses and the related sales agent commissions are as follows:

	Number of Shares of Common Stock	Gross Proceeds	Aggregate Sales Agent Commissions	Net Proceeds (Before Offering and Transaction Expenses)
Fiscal period ending December 31, 2019
Fourth Quarter	–	–	–	–
Fiscal period ending December 31, 2020
First Quarter (through March 12, 2020)	–	–	–	–
Total	–	–	–	–

RECENT DEVELOPMENTS

Net Asset Value

The net asset value, or “NAV,” per share of our common stock as of December 31, 2019 (the last date prior to the date of this prospectus supplement as of which we determined our NAV) was $19.34. Management’s unaudited estimate of our NAV per share of our common stock as of February 29, 2020 was $18.42.

Distributions

On January 2, 2020, we declared three monthly distributions of $0.1326 per share on shares of our common stock. The first and second monthly distributions were paid on January 31, 2020 and February 28, 2020 to holders of record as of January 13, 2020 and February 12, 2020, respectively. The remaining distribution is expected to be paid on March 31, 2020 to holders of record as of March 12, 2020.

PROSPECTUS SUPPLEMENT SUMMARY

This supplement supplements and amends the section of the November Prospectus Supplement entitled “Prospectus Supplement Summary-Eagle Point Income Company–Portfolio”, as supplemented and amended as of the date of this prospectus supplement, by replacing such section in its entirety with the following:

Portfolio

As of January 31, 2020, 85.8% of the fair value of our investments was in BB-Rated CLO debt, 12.9% was in CLO equity tranches and 1.3% was in B-Rated CLO debt. As of January 31, 2020, the weighted average coupon on our CLO debt investments was LIBOR plus 6.22%, the weighted average mark on our CLO debt investments was 96.38%, the weighted average effective yield on our CLO equity investments was 14.65%, and the weighted average effective yield on our entire investment portfolio was 9.00%(1). As of December 31, 2019, 86% of the fair value of our investments was in BB-Rated CLO debt, 13% was in CLO equity tranches and 1% was in B-Rated CLO debt. As of December 31, 2019, our investments had an aggregate fair value of $133.7 million.

Below is an unaudited summary description of our CLO investments held as of January 31, 2020 and December 31, 2019 on a look-through basis and reflects aggregate underlying exposure based on the portfolios of those investments. The information is estimated and derived from CLO trustee reports, custody statements, information received from CLO collateral managers, third party data sources and other statements related to the months of January 31, 2020 and December 31, 2019, respectively:

	January 2020(2)	December 2019(2)
Number of unique underlying obligors	1,280	1,287
Largest exposure to an individual obligor	1.25%	1.20%
Average individual loan obligor exposure	0.08%	0.08%
Top 10 loan obligors exposure	5.96%	5.77%
Indirect exposure to senior secured loans(3)	98.15%	98.08%
Weighted average stated loan spread	3.58%	3.58%
Weighted average loan rating(4)	B+/B	B+/B
Weighted average junior overcollateralization (OC) cushion	4.32%	4.43%
Weighted average market value of loan collateral	98.02%	97.96%
Weighted average loan maturity (in years)	5.2	5.2
Weighted average remaining CLO reinvestment period (in years)	3.6	3.4
U.S. dollar currency exposure	100.00%	100.00%

(1)	The weighted average effective yield on our portfolio of investments is estimated based upon the estimated fair market value of the investments, current projections of the amounts and timing of each investment’s recurring distributions (which for CLO debt securities reflects the scheduled coupon payments and for CLO equity securities reflects various assumptions), and the estimated amounts and timing of principal payments (which may differ from the scheduled maturity date of an investment). The weighted average effective yield is calculated based on the amortized current cost of investments. This statistic is being provided for informational purposes only and does not necessarily reflect the yield at which we record our investment income for each investment. The estimated yield and investment cost may ultimately not be realized.
(2)	While this information was obtained from third party data sources, January 2020 and December 2019 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of January 2020, or December 2019, as the case may be, and this data may not be representative of current or future holdings. The weighted average remaining CLO reinvestment period information is based on the fair value of CLO equity and debt investments held by the Company at the end of the reporting period.
(3)	Data represents aggregate indirect exposure to senior secured loans. We obtain exposure to underlying senior secured loans indirectly through our investments in CLOs.
(4)	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by us. Such obligors are not shown in the figures presented. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).

FEES AND EXPENSES

This supplement supplements and amends the section of the November Prospectus Supplement, as amended and supplemented as of the date of this prospectus supplement, entitled “Fees and Expenses” by replacing it in its entirety with the following:

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on our pro forma total assets as of December 31, 2019, which have been adjusted to reflect the assumption that we sell in this offering $14,500,000 of our common stock, and fully borrow $30,000,000 under our existing credit facility with Société Générale (the “Credit Facility”). We caution that such expenses, and actual leverage incurred by us, may vary in the future. Whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Eagle Point Income Company,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	2.00%(1)
Offering expenses	1.76%(2)
DRIP expenses	Up to $15(3)
Total stockholder transaction expenses	3.76%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	1.41%(4)
Interest payments on borrowed funds	0.61%(5)
Other expenses	1.12%(6)
Acquired fund fees and expenses (underlying CLO fees and expenses)	0.76%(7)
Total annual expenses	3.90%

(1)	Amount reflects the commission with respect to the shares of our common stock in this offering, which we will pay to the placement agent in connection with sales of shares of our common stock in this offering in an amount equal to up to 2.0% of the gross sales price of any such securities. There is no guarantee that we will sell any shares of our common stock pursuant to the Prospectus.

(2)	Amount reflects estimated offering expenses of approximately $0.3 million and assumes we sell $14,500,000 of our common stock under the Sales Agreement.

(3)	The expenses of administering the DRIP are included in “Other expenses.” If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. See “Dividend Reinvestment Plan” in the Base Prospectus.

(4)	We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a management fee at an annual rate of 1.25% which is calculated monthly based on our Managed Assets at the end of each calendar month and payable quarterly in arrears. “Managed Assets” means our total assets (including assets attributable to our use of leverage) minus the sum of our accrued liabilities (other than liabilities incurred for the purpose of creating leverage). Because Managed Assets include our use of leverage, they will typically be greater than our net assets.

The figure shown in the table above reflects our assumption that we sell in this offering $14,500,000 of our common stock and fully borrow $30 million under our Credit Facility. These management fees are indirectly borne by holders of our common stock and are not borne by the holders of preferred stock, if any, or the holders of any other securities that we may issue. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee” in the Base Prospectus.

(5)	We assume we will fully borrow $30 million under our Credit Facility.

(6)	“Other expenses” includes our overhead expenses, including payments under the administration agreement, or the “Administration Agreement,” between us and the Administrator, based on our allocable portion of overhead and other expenses incurred by the Administrator, and are based on estimated amounts for the current fiscal year. See “The Adviser and the Administrator — The Administrator and the Administration Agreement” in the Base Prospectus. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies.

(7)	Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The expense figure shown assumes that 15% of our investment portfolio is invested in equity securities of CLOs that pay collateral management fees equal to 0.45% and that have a CLO equity tranche equal to 10% of the CLO’s aggregate principal amount. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to stockholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.30% to 0.70% could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned a cash-on-cash return of its capital and achieved a specified “hurdle” rate. Future acquired fund fees and expenses may be substantially higher because of these fees, which may fluctuate over time. “Acquired fund fees and expenses” are based on the Company’s investment portfolio during the three months ended December 31, 2019 and assume deployment of the proceeds from the sale of the total amount of this offering (after accounting for pro forma offering expenses and commissions with respect to the shares of our common stock being sold in this offering).

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expense that you would pay, directly or indirectly, on a $1,000 investment in shares of our common stock for the time periods indicated, assuming (1) combined offering expenses and sales load of 3.76%, (2) total net annual expenses of 3.90% of net assets attributable to our common stock and (3) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$77	$153	$231	$434

*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Other Expenses

The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including:

•	the cost of calculating our NAV (including the cost and expenses of any independent valuation firm);
•	interest payable on debt, if any, incurred to finance our investments;
•	fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights;
•	brokerage fees and commissions;
•	federal and state registration fees and exchange listing fees;
•	federal, state and local taxes;
•	costs of offerings or repurchases of our common stock and other securities;

•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable to the Administrator under the Administration Agreement;
•	direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff;
•	transfer agent and custody fees and expenses;
•	independent director fees and expenses;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	fees and expenses associated with marketing and investor relations efforts;
•	dues, fees and charges of any trade association of which we are a member;
•	fees and expenses associated with independent audits and outside legal costs;
•	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	costs associated with our reporting and compliance obligations under the Investment Company Act of 1940, as amended, and applicable U.S. federal and state securities laws; and
•	all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer, Chief Operating Officer and any support staff.

PRICE RANGE OF COMMON STOCK

This supplement supplements and amends the “Price Range of Common Stock” section of the November Prospectus Supplement, as supplemented and amended as of the date of this prospectus supplement, by replacing the final row of the table found in such section in the November Prospectus Supplement with the following:

		Closing Sales Price		Premium (Discount) of High Sales Price to	Premium (Discount) of Low Sales Price to	Distributions
Period	NAV(1)	High	Low	NAV(2)	NAV(2)	Declared(3)
Fiscal year ending December 31, 2019
Fourth quarter	$19.34	$19.76	$18.05	2.2%	(6.7%)	$0.3978	(4)
Fiscal year ending December 31, 2020
First quarter (through March 12, 2020)(5)	N/A	$19.28	$16.99	N/A	N/A	$0.3978	(6)

This supplement supplements and amends the “Price Range of Common Stock” section of the November Prospectus Supplement by replacing footnotes 4 and 5 and adding footnote 6 to the table found in such section with the following:

(4)	For the fiscal year ending December 31, 2019, as reported on the Company's 2019 Form 1099-DIV, none of the distributions made by the Company were comprised of a return of capital.

(5)	Because our Board has not yet determined our NAV per share of common stock as of March 31, 2020, information dependent on such NAV per share of common stock is marked as “N/A” in the table.

(6)	On January 2, 2020, we declared three monthly distributions of $0.1326 per share on shares of our common stock. The first and second monthly distributions were paid on January 31, 2020 and February 28, 2020 to holders of record as of January 13, 2020 and February 12, 2020, respectively. The remaining distribution is expected to be paid on March 31, 2020 to holders of record as of March 12, 2020. A portion of such distribution may be comprised of a return of capital.

This supplement supplements and amends the “Price Range of Common Stock” section of the November Prospectus Supplement, as supplemented and amended as of the date of this prospectus supplement, by replacing the final two sentences of such section in the November Prospectus Supplement with the following:

Our NAV per share was $19.34 as of December 31, 2019 (the last date prior to the date of this prospectus supplement as of which we determined our NAV). The closing sale price for shares of our common stock on the NYSE on December 31, 2019 (the last business day of the fiscal quarter ended December 31, 2019) was $18.76, which represented a 3.0% discount to NAV per share.

On March 12, 2020, the last reported closing sale price of our common stock was $16.99 per share. As of February 29, 2020, we have 16 stockholders of record of our common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

ANNUAL REPORT

On February 27, 2020, we filed our Annual Report to Stockholders for the fiscal year ended December 31, 2019. The text of the Annual Report is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this prospectus supplement or the Prospectus, and you should not consider that information to be part of the Prospectus.

Eagle Point Income Company Inc.

Annual Report – December 31, 2019

Please see footnote disclosures on page 3.	1

Important Information

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2019. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Income Company Inc.

The Company is a non-diversified, closed-end management investment company. The Company’s investment objective is to generate high current income, with a secondary objective to generate capital appreciation by investing primarily in junior debt tranches of CLOs. In addition, the Company may invest up to 20% of its total assets (at the time of investment) in CLO equity securities and related securities and instruments (primarily via minority ownership positions). The Company is externally managed and advised by Eagle Point Income Management LLC. The Company makes a monthly estimate of NAV and certain additional financial information available to investors via its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimate of the Company’s NAV (or an estimated range of the Company’s NAV) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) with respect to each calendar quarter end, an updated estimate of the Company’s NAV per share of common stock, if applicable, and net investment income and realized capital gains or losses per share for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of December 31, 2019.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO,” and other related investments held by the Company as of December 31, 2019 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2019 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2019 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2019 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity and debt investments held by the Company at the end of the reporting period.
[3]	Data represents aggregate indirect exposure. We obtain exposure in underlying senior secured loans indirectly through our CLO and related investments.
[4]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).
[5]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
[6]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 8.5%.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, and other related investments held by the Company as of December 31, 2019 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2019 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2019)[1]

Summary of Underlying Portfolio Characteristics (as of 12/31/2019)[2]

Number of Unique Underlying Loan Obligors	1,287
Largest Exposure to an Individual Obligor	1.20%
Average Individual Loan Obligor Exposure	0.08%
Top 10 Loan Obligors Exposure	5.77%
Currency: USD Exposure	100.00%
Indirect Exposure to Senior Secured Loans[3]	98.08%
Weighted Average Junior OC Cushion	4.43%
Weighted Average Market Value of Loan Collateral	97.96%
Weighted Average Stated Loan Spread	3.58%
Weighted Average Loan Rating[4]	B+/B
Weighted Average Loan Maturity	5.2 years
Weighted Average Remaining CLO Reinvestment Period	3.4 years

Please see footnote disclosures on page 3.	4

The top ten underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2019 are provided below:

Top 10 Underlying Obligors[2]

Obligor	% of Total
Altice	1.2%
Asurion	0.7%
CenturyLink	0.7%
TransDigm	0.6%
Panther BF Aggregator 2 LP	0.5%
Liberty Global	0.4%
Kindred Healthcare	0.4%
Envision Healthcare Holdings	0.4%
Numericable	0.4%
Dell Inc	0.4%
Total	5.8%

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2019 are provided below:

Top 10 Industries of Underlying Obligors[2,5,6]

Industry	% of Total
Technology	10.5%
Health Care	8.9%
Publishing	7.3%
Financial Intermediaries	5.9%
Commercial Services & Supplies	5.7%
Telecommunications	5.3%
Lodging & Casinos	5.0%
Building & Development	3.7%
Chemicals & Plastics	3.5%
Utilities	2.9%
Total	58.7%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2019 is provided below:

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2019 is provided below:

Please see footnote disclosures on page 3.	5

Financial Statements for the Year Ended
December 31, 2019 (Audited)

Eagle Point Income Company Inc.

Statement of Assets and Liabilities

As of December 31, 2019

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $138,719,209)	$133,684,096
Interest receivable	2,687,397
Prepaid expenses	271,174
Cash	196,487
Total Assets	136,839,154

LIABILITIES
Borrowings under credit facility (less unamortized deferred financing costs of $102,885 (Note 8))	13,640,115
Payable for securities purchased	5,919,450
Management fee payable	371,841
Tax expense payable	148,926
Professional fees payable	122,518
Administration fees payable	96,794
Directors' fees payable	93,565
Interest expense on credit facility payable	35,478
Other expenses payable	2,084
Total Liabilities	20,430,771

COMMITMENTS AND CONTINGENCIES (Note 6)

NET ASSETS applicable to 6,018,273 shares of $0.001 par value common stock outstanding	$116,408,383

NET ASSETS consist of:
Paid-in capital (Note 5)	$119,529,145
Aggregate distributable earnings (losses)	(3,120,762)
Total Net Assets	$116,408,383
Net asset value per share of common stock	$19.34

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Schedule of Investments

As of December 31, 2019

(expressed in U.S. dollars)

Issuer(1)	Investment (2)(3)	Acquisition Date (4)	Principal Amount	Cost	Fair Value (5)	% of Net Assets
CLO Debt (6)
United States
AGL CLO I Ltd.	CLO Secured Note - Class E (9.02% due 10/20/32)	10/04/19	$3,000,000	$2,913,787	$3,000,000	2.58%
Apidos CLO XXIX, Ltd.	CLO Secured Note - Class D (7.19% due 7/25/30)	10/04/18	5,900,000	5,721,671	5,458,680	4.69%
Ares XLV CLO Ltd.	CLO Secured Note - Class E (8.10% due 10/15/30)	05/30/19	800,000	785,728	786,560	0.68%
Assurant CLO IV, Ltd.	CLO Secured Note - Class E (8.97% due 4/20/30)	06/05/19	2,025,000	2,020,539	2,030,063	1.74%
Barings CLO Ltd. 2018-II	CLO Secured Note - Class D (7.55% due 4/15/30)	10/04/18	3,650,000	3,607,727	3,485,750	2.99%
Barings CLO Ltd. 2018-IV	CLO Secured Note - Class E (7.82% due 10/15/30)	10/26/18	750,000	746,524	701,625	0.60%
Battalion CLO XI Ltd.	CLO Secured Note - Class E (7.92% due 10/24/29)	10/04/18	4,600,000	4,505,175	4,531,460	3.89%
Battalion CLO XII Ltd.	CLO Secured Note - Class E (7.99% due 5/17/31)	10/04/18	1,458,000	1,406,202	1,398,368	1.20%
Black Diamond CLO 2016-1, Ltd.	CLO Secured Note - Class D-R (7.54% due 4/26/31)	10/04/18	1,050,000	982,221	883,575	0.76%
Black Diamond CLO 2017-1, Ltd.	CLO Secured Note - Class D (8.54% due 4/24/29)	10/04/18	3,600,000	3,591,172	3,408,840	2.93%
Canyon CLO 2019-1, Ltd.	CLO Secured Note - Class E (8.68% due 4/15/32)	08/16/19	3,000,000	2,913,895	2,949,300	2.53%
Carlyle US CLO 2018-1, Ltd.	CLO Secured Note - Class D (7.72% due 4/20/31)	10/04/18	550,000	548,318	504,570	0.43%
Carlyle US CLO 2018-2, Ltd.	CLO Secured Note - Class D (7.25% due 10/15/31)	10/04/18	3,750,000	3,635,724	3,421,125	2.94%
Carlyle US CLO 2019-1, Ltd.	CLO Secured Note - Class D (8.67% due 4/20/31)	08/19/19	2,100,000	2,046,580	2,099,790	1.80%
CIFC Funding 2015-I, Ltd.	CLO Secured Note - Class E-RR (7.95% due 1/22/31)	10/04/18	2,600,000	2,556,051	2,467,400	2.12%
CIFC Funding 2015-II, Ltd.	CLO Secured Note - Class E-R (7.30% due 4/15/27)	10/04/18	2,800,000	2,800,000	2,776,480	2.39%
CIFC Funding 2018-I, Ltd.	CLO Secured Note - Class E (7.00% due 4/18/31)	10/04/18	3,675,000	3,495,822	3,374,753	2.90%
CIFC Funding 2018-II, Ltd.	CLO Secured Note - Class D (7.82% due 4/20/31)	10/04/18	950,000	933,960	908,770	0.78%
CIFC Funding 2018-IV, Ltd.	CLO Secured Note - Class E (9.70% due 10/17/31)	05/22/19	2,000,000	1,841,512	1,798,400	1.54%
CIFC Funding 2019-III, Ltd.	CLO Secured Note - Class D (8.80% due 7/16/32)	05/14/19	2,717,000	2,633,203	2,717,000	2.33%
CIFC Funding 2019-V, Ltd.	CLO Secured Note - Class D (9.00% due 10/15/32)	08/09/19	5,500,000	5,391,913	5,492,850	4.72%
CIFC Funding 2019-VI, Ltd.	CLO Secured Note - Class E (9.31% due 1/16/33)	12/02/19	3,050,000	2,958,755	3,050,000	2.62%
Cook Park CLO, Ltd.	CLO Secured Note - Class E (7.40% due 4/17/30)	10/04/18	1,000,000	982,447	927,400	0.80%
Dryden 37 Senior Loan Fund, Ltd.	CLO Secured Note - Class E-R (7.15% due 1/15/31)	10/04/18	500,000	481,657	457,700	0.39%
Dryden 64 CLO, Ltd.	CLO Secured Note - Class E (7.60% due 4/18/31)	10/04/18	1,300,000	1,281,102	1,236,560	1.06%
First Eagle BSL CLO 2019-1 Ltd.	CLO Secured Note - Class D (9.61% due 1/20/33)	12/17/19	3,100,000	2,881,450	2,881,450	2.48%
LCM XVIII, L.P.	CLO Secured Note - Class E-R (7.92% due 4/20/31)	10/04/18	600,000	598,217	562,080	0.48%
Madison Park Funding XLII, Ltd.	CLO Secured Note - Class E (7.98% due 11/21/30)	08/15/19	1,400,000	1,332,248	1,361,080	1.17%
Madison Park Funding XXVII, Ltd.	CLO Secured Note - Class D (6.97% due 4/20/30)	10/04/18	1,250,000	1,159,151	1,147,625	0.99%
Marathon CLO IX, Ltd.	CLO Secured Note - Class D (8.05% due 4/15/29)	10/04/18	4,050,000	3,994,067	3,337,200	2.87%
Marathon CLO XIII, Ltd.	CLO Secured Note - Class D (9.33% due 4/15/32)	06/04/19	3,500,000	3,330,000	3,386,600	2.91%
OCP CLO 2019-17, Ltd.	CLO Secured Note - Class E (8.96% due 7/20/32)	10/25/19	3,000,000	2,784,520	2,970,000	2.55%
Octagon Investment Partners 37, Ltd.	CLO Secured Note - Class D (7.34% due 7/25/30)	10/04/18	1,200,000	1,174,558	1,112,160	0.96%
Octagon Investment Partners 38, Ltd.	CLO Secured Note - Class D (7.67% due 7/20/30)	10/04/18	3,300,000	3,230,554	3,113,220	2.67%
Octagon Investment Partners 39, Ltd.	CLO Secured Note - Class E (7.72% due 10/20/30)	10/24/18	950,000	942,060	906,110	0.78%
Octagon Investment Partners 41, Ltd.	CLO Secured Note - Class E (8.90% due 4/15/31)	07/18/19	1,562,500	1,530,669	1,559,531	1.34%
Octagon Investment Partners 42, Ltd.	CLO Secured Note - Class E (8.62% due 4/15/31)	12/05/19	950,000	926,747	950,000	0.82%
Octagon Investment Partners 43, Ltd.	CLO Secured Note - Class E (8.69% due 10/25/32)	08/02/19	5,200,000	5,097,780	5,200,000	4.47%
OZLM XXI, Ltd.	CLO Secured Note - Class D (7.51% due 1/20/31)	10/04/18	4,150,000	4,047,288	3,778,990	3.25%
Palmer Square CLO 2018-1, Ltd.	CLO Secured Note - Class D (7.15% due 4/18/31)	05/30/19	570,000	530,069	525,825	0.45%
Rockford Tower CLO 2017-3, Ltd.	CLO Secured Note - Class E (7.72% due 10/20/30)	10/04/18	3,750,000	3,718,421	3,542,625	3.04%
Rockford Tower CLO 2018-2, Ltd.	CLO Secured Note - Class E (7.97% due 10/20/31)	10/04/18	3,750,000	3,738,100	3,582,000	3.08%
TICP CLO VII, Ltd.	CLO Secured Note - Class E (8.51% due 7/15/29)	09/27/19	5,000,000	4,909,536	5,000,000	4.30%
TICP CLO IX, Ltd.	CLO Secured Note - Class E (7.57% due 1/20/31)	08/22/19	2,500,000	2,321,088	2,345,250	2.01%
Vibrant CLO VI, Ltd.	CLO Secured Note - Class E (7.66% due 6/20/29)	10/04/18	4,100,000	4,029,870	3,563,720	3.06%
Vibrant CLO VIII, Ltd.	CLO Secured Note - Class D (7.72% due 1/20/31)	10/04/18	1,750,000	1,696,355	1,476,300	1.27%
York CLO-2 Ltd.	CLO Secured Note - Class E-R (7.60% due 1/22/31)	05/16/19	1,605,000	1,508,373	1,509,502	1.30%
York CLO-7 Ltd.	CLO Secured Note - Class E (8.85% due 1/22/33)	12/20/19	3,100,000	3,038,000	3,038,000	2.61%
				119,300,806	116,716,287	100.27%
CLO Equity (7)(8)
United States
CIFC Funding 2019-VI, Ltd.	CLO Subordinated Note (16.89% due 1/16/33)	12/02/19	6,000,000	4,980,000	4,956,517	4.26%
Marathon CLO XIII, Ltd.	CLO Subordinated Note (12.05% due 4/15/32)	06/04/19	5,300,000	4,889,250	3,572,336	3.07%
Octagon Investment Partners 43, Ltd.	CLO Income Note (11.91% due 10/25/32)	08/02/19	5,750,000	4,968,575	4,430,146	3.81%
Venture 37 CLO, Limited	CLO Subordinated Note (16.64% due 7/15/32)	05/21/19	5,200,000	4,580,578	4,008,810	3.44%
				19,418,403	16,967,809	14.58%

Total investments, at fair value as of December 31, 2019				$138,719,209	$133,684,096	114.85%

Other net assets above (below) fair value of investments					(17,275,713)

Net assets as of December 31, 2019					$116,408,383

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Pursuant to the terms of the credit facility agreement (Note 8), a security interest in favor of the lender has been granted with respect to all investments.
(4)	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company (Note 1).
(5)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(6)	CLO debt positions reflect the coupon rates as of December 31, 2019. The interest income from CLO debt positions is expected to be received in cash.
(7)	The fair value of CLO equity investments were determined using significant, unobservable inputs (Note 3).
(8)	CLO income and subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2019, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.34%.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc.

Statement of Operations

For the year ended December 31, 2019

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$8,336,139
Total Investment Income	8,336,139

EXPENSES
Management fee	1,236,822
Administration fees	427,791
Professional fees	293,127
Directors' fees	255,000
Other expenses	219,818
Tax expense(1)	193,473
Interest expense on credit facility	35,478
Amortization of deferred financing costs	15,261
Total Expenses	2,676,770

Management fee voluntarily waived by the Adviser	(404,345)
Expenses reimbursed by the Adviser	(303,435)
Administration fee voluntarily waived by the Administrator	(129,264)
Total Expenses Reimbursed and Fees Waived (Note 4)	(837,044)

Net Expenses	1,839,726

NET INVESTMENT INCOME	6,496,413

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(458,946)
Net change in unrealized appreciation (depreciation) on investments	1,395,293
NET GAIN (LOSS) ON INVESTMENTS	936,347

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,432,760

(1) Tax expense consists of $100,000 of estimated Deleware franchise tax and $93,473 of estimated excise tax (Note 2).

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statements of Changes in Net Assets

(expressed in U.S. dollars except share amounts)

	For the	For the period
	year ended	from October 16, 2018
	December 31, 2019	to December 31, 2018
Net increase (decrease) in net assets resulting from operations:
Net investment income	$6,496,413	$1,316,466
Net realized gain (loss) on investments	(458,946)	-
Net change in unrealized appreciation (depreciation) on investments	1,395,293	(6,468,549)
Total net increase (decrease) in net assets resulting from operations	7,432,760	(5,152,083)

Common stock distributions paid to stockholders:
Total earnings distributed	(4,123,118)	(1,316,466)
Common stock distributions from tax return of capital	-	-
Total common stock distributions paid to stockholders	(4,123,118)	(1,316,466)

Capital share transactions:
Issuance of shares of common stock upon conversion	-	75,391,911
Issuance of shares of common stock pursuant to private placement (Note 5)	16,935,451	-
Paid-in capital contribution by affiliates of the Adviser pursuant to private placement (Note 4)	897,481	-
Issuance of shares of common stock pursuant to initial public offering, net of $750,000 offering expenses (Note 5)	26,342,447	-
Total capital share transactions	44,175,379	75,391,911

Total increase (decrease) in net assets	47,485,021	68,923,362
Net assets at beginning of period	68,923,362	-
Net assets at end of period	$116,408,383	$68,923,362

Capital share activity:
Shares of common stock issued upon conversion	-	3,769,596
Shares of common stock issued pursuant to private placement	886,563	-
Shares of common stock issued pursuant to initial public offering	1,362,114	-
Total increase (decrease) in capital share activity	2,248,677	3,769,596

See accompanying notes to the financials statements

EP Income Company LLC

Statement of Members' Equity

For the period from October 4, 2018 (commencement of operations) to October 15, 2018

(expressed in U.S. dollars)

Members' equity at beginning of period	$-
Contributed securities, at fair value	73,679,953
Contributed interest receivable	1,371,697
Contributed cash	100,000
Net investment income	202,116
Net change in unrealized appreciation (depreciation) on investments	38,145
Members' equity at end of period	$75,391,911

Units issued and outstanding as October 15, 2018 (prior to conversion) (1)	75,152

Net asset value per unit	$1,003.20

(1) Units were converted into 3,769,596 common shares effective October 16, 2018

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statement of Cash Flows

For the year ended December 31, 2019

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$7,432,760

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(68,326,378)
Proceeds from sales of investments	10,335,870
Net realized (gain) loss on investments	458,946
Net change in unrealized (appreciation) depreciation on investments	(1,395,293)
Net amortization (accretion) of premiums or discounts on CLO debt securities	(148,508)
Amortization of deferred financing costs	15,261
Changes in assets and liabilities:
Interest receivable	(1,225,353)
Prepaid expenses	(271,174)
Management fee payable	371,841
Administration fees payable	96,794
Professional fees payable	122,518
Directors' fees payable	93,565
Tax expense payable	148,926
Interest expense on credit facility payable	35,478
Other expenses payable	2,084
Net cash provided by (used in) operating activities	(52,252,663)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	13,743,000
Payment for deferred financing costs	(118,146)
Common stock distributions paid to stockholders, net of changes in distributions payable	(5,439,585)
Issuance of shares of common stock pursuant to private placement	16,935,451
Paid-in capital contribution by affiliates of the Adviser pursuant to private placement (Note 4)	897,481
Issuance of shares of common stock pursuant to initial public offering, net of underwriting discounts, commissions and offering expenses	26,342,447
Net cash provided by (used in) financing activities	52,360,649

NET INCREASE (DECREASE) IN CASH	107,986

CASH, BEGINNING OF PERIOD	88,501

CASH, END OF PERIOD	$196,487

Supplemental disclosures:
Cash paid for franchise taxes	$2,880

(1) Proceeds from sales or maturity of investments includes $99,422 of return of capital on portfolio investments from recurring cash flows.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company primarily focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, the Company may invest up to 20% of its total assets (at the time of investment) in unrated CLO equity securities (primarily via minority ownership positions) and related securities and instruments. The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company.

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

See Note 5 “Common Stock” for further discussion relating to the Conversion and IPO.

On October 3, 2018, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held as of December 31, 2019.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely solely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting. Interest income from CLO debt positions is expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applied the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

CLO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Expense Recognition

Expenses are recorded on the accrual basis of accounting. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s expenses.

Interest Expense

Interest expense includes the amounts due under the Credit Facility (as defined in Note 8 “Revolving Credit Facility”) in relation to the outstanding borrowings and unused commitment fees. Interest expense is recorded as an expense on the Statement of Operations. Please refer to Note 8 “Revolving Credit Facility” for further discussion on the interest expense.

Prepaid Expenses

Prepaid expenses consist of insurance premiums, filing fees, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.

Organizational Expenses

Organizational expenses when incurred, are reflected on the statement of operations in accordance with guidance noted in FASB ASC Topic 720-15-25 Other Expenses – Start Up Costs – Recognition. Please refer to Note 4 “Related Party Transactions” for further discussion on organizational expenses.

Offering Expenses

Offering expenses associated with the successful sale of shares of common stock are charged to paid-in capital in accordance with guidance noted in FASB ASC Topic 946-20-25-5 Investment Companies – Investment Company Activities – Recognition during the period incurred. Please refer to Note 4 “Related Party Transactions” for further discussion on offering expenses.

Payments by Affiliates

Contributions made by affiliates of the Adviser in connection with the Company’s private placement of shares of common stock in May 2019 are reflected within paid-in capital and accounted for as payments by affiliates, which follows the guidance noted in FASB ASC Topic 946-20-25 Investment Companies – Investment Company Activities – Recognition. Please refer to Note 4 “Related Party Transactions” for further discussion relating to payments by affiliates in connection with the Company’s private placement of shares of common stock in May 2019.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Credit Facility. Deferred financing costs are capitalized and amortized over the term of the Credit Facility, and are reflected in Borrowings under the credit facility on the Statement of Asset and Liabilities. Amortization of deferred financing costs is recorded as an expense on the Statement of Operations on a straight-line basis, which approximates the effective interest method.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Company’s tax year end is December 31. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remains open for three years. The Company has analyzed its tax positions for its tax year ended December 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s financial statements.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes.

For the year ended December 31, 2019, $93,473 was reclassed between Aggregate distributable earnings (losses) and Paid-in capital. This reclass was primarily due to nondeductible U.S. federal excise taxes incurred in relation to the 2019 excise tax year. These differences have no effect on net assets or net asset value per share.

For the tax year ended December 31, 2019, the estimated components of distributable earnings, on a tax basis, were as follows:

For the tax year ended December 31, 2019
Undistributed ordinary income	$2,466,768

Capital loss carryforward	(458,946)

Unrealized depreciation	(5,035,113)

The tax character of distributions declared and paid for the tax year ended December 31, 2019 were ordinary dividends of $4,123,118 and return of capital of $0 and for the tax year ended December 31, 2018 were ordinary dividends of $1,316,466 and return of capital of $0. Tax information for the tax year ended December 31, 2019 is estimated and is not considered final until the Company files its tax return.

As of December 31, 2019, the Company’s tax cost for federal income tax purposes was $138,818,631. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(5,035,113), consisting of $1,028,450 gross unrealized appreciation and $(6,063,563) gross unrealized depreciation.

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required.

The Company has determined that its estimated current year annual taxable income will be in excess of current year distributions from such income. The Company accrues and pays excise tax on its estimated excess taxable income that has not been distributed. The Company has accrued a U.S. federal excise tax for the year ended December 31, 2019 of $93,473, which is reported on the Statement of Operations.

For the year ended December 31, 2019, the Company incurred $100,000 in Delaware franchise tax expense, $41,667 of which was reimbursed to the Company by the Adviser and is not subject to recoupment.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

In addition to regular distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate regular distributions paid during the year.

For the year ended December 31, 2019, the Company declared and paid distributions on common stock of $4,123,118 or $0.6851 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2019:

Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$116,716,287	$-	$116,716,287
CLO Equity	-	-	16,967,809	16,967,809

Total Investments, at Fair Value	$-	$116,716,287	$16,967,809	$133,684,096

The changes in investments classified as Level III are as follows for the year ended December 31, 2019:

CLO Equity
Beginning Balance at January 1, 2019	$-
Purchases of investments	19,517,825
Proceeds from sales or maturity of investments	(99,422)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(2,450,594)
Balance as of December 31, 2019	$16,967,809

Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2019	$(2,450,594)

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

The change in unrealized depreciation on Level III investments still held as of December 31, 2019 was $(2,450,594).

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Valuation of CLO Equity

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2019. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2019.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of December 31, 2019	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$16,967,809	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.55% - 3.85% / 3.65%
			Reinvestment Price	99.50%
			Recovery Rate	69.85% - 70.00% / 69.93%
			Yield to Maturity	16.95% - 21.76% / 19.11%

Increases (decreases) in the constant default rate, reinvestment price and yield to maturity in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.

LIBOR Risk

The CLO equity and debt securities in which the Company invests and earns interest at, and CLOs in which it invests typically obtain financing at a floating rate based on LIBOR.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined.

As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invest.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities.

Low Interest Rate Environment

As of the date of the financial statements interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

Leverage Risk

The Company may incur leverage through the Credit Facility, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances.

Low Or Unrated Debt Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to CDO tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the period of January 1, 2019 to May 31, 2019, the Adviser voluntarily waived the management fee in the amount of $404,345. Such waived amount of management fee is not subject to recoupment. For the period of June 1, 2019 to December 31, 2019, the Company was charged a management fee of $832,477, $371,841 of which was payable as of December 31, 2019.

Pursuant to the terms of the Advisory Agreement, the Adviser paid all of the Company’s organizational and offering expenses incurred prior to or in connection with the Company’s IPO that exceeded $750,000 (excluding the sales load, which was paid solely by the Adviser or its affiliates, and including the offering expenses incurred in connection with the Company’s private placement of shares of common stock in May 2019). The Company reimbursed the Adviser and its affiliates $750,000 for offering costs incurred prior to or in connection with the Company’s IPO and the Company’s private placement of shares of common stock in May 2019. Such costs were borne by the Company and charged to paid-in capital. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion on accounting treatment associated with the Company’s offering costs. As of December 31, 2019, the amount of the applicable organizational and offering expenses exceeding $750,000 was approximately $0.8 million and was paid solely by the Adviser and its affiliates and is not subject to reimbursement or recoupment. Additionally, the aggregate sales load expense incurred as part of the Company’s IPO was

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

approximately $1.3 million and was paid solely by the Adviser and its affiliates and is not subject to reimbursement or recoupment.

Please refer to Note 5 – “Common Stock” for further discussion on the Company’s IPO.

The Company incurred $303,435 of operating expenses for the period from January 1, 2019 to May 31, 2019, all of which have been voluntarily reimbursed to the Company by the Adviser or its affiliates and are not subject to recoupment.

A contribution by an affiliate of the Adviser in the aggregate amount of $897,481 was made in connection with the Company’s private placement of shares of common stock in May 2019. The contribution amount is considered a payment from an affiliate and is reflected as a paid-in capital contribution in the capital share transaction section of the Statement of Changes in Net Assets for the year ended December 31, 2019. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion on the accounting treatment associated with payments from affiliates. Additionally, the amount of offering expenses incurred in connection with the May 2019 private placement was approximately $0.1 million as of December 31, 2019 and were paid solely by the Adviser and its affiliates. Such amounts are not subject to recoupment.

Please refer to Note 5 – “Common Stock” for further discussion on the May 2019 Private Placement.

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any financial statement audits by an independent public accounting firm. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the year ended December 31, 2019 the Company incurred $427,791 in administration fees consisting of $340,573 and $87,218, relating to services provided by the Administrator and SS&C, respectively, which are included in the Statement of Operations. For the period from January 1, 2019 to May 31, 2019 the Administrator voluntarily waived $129,264 in administration fees relating to services provided by the Administrator, which would have otherwise been charged to the Company. Such waived amount is not subject to recoupment. Additionally, the Adviser reimbursed the Company $30,218 of administration fees relating to services provided by SS&C for the period from January 1, 2019 through May 31, 3019, which is included as part of the operating expense

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

reimbursement described above and is not subject to recoupment. As of December 31, 2019, $96,794 was payable to the Administrator and reflected on the Statement of Assets and Liabilities.

Affiliated Ownership

As of December 31, 2019, the Adviser and its affiliates and senior investment team held an aggregate of 0.78% of the Company’s common stock. In addition, an affiliate of Cavello Bay holds an indirect non-controlling ownership interest in the Adviser. As of December 31, 2019, Cavello Bay held an aggregate of 62.6% of the Company’s common stock.

5.	COMMON STOCK

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the Members of EP Income Company LLC became stockholders of Eagle Point Income Company Inc. and were issued an aggregate of 3,769,596 shares of common stock, par value of $0.001 per share.

In May 2019, the Company issued 886,563 shares of common stock pursuant to a private placement at an average net price per share to the Company of $20.11, which represented the applicable net asset value per share of common stock. Of such average net price per share of common stock, $19.10 per share was paid by investors participating in the private placement and $1.01 per share was contributed to the Company by an affiliate of the Adviser. As a result, the Company received total net proceeds of $17,832,932 in connection with the private placement, $897,481 of which was contributed by an affiliate of the Adviser. Please refer to Note 4 “Related Party Transactions” for further discussion on the Company’s private placement of shares of common stock in May 2019.

On July 23, 2019, the Company priced its IPO and sold an additional 1,200,000 shares of common stock at a public offering price of $19.89 per share, resulting in gross proceeds to the Company of $23,868,000. In addition, the underwriters partially exercised the overallotment option granted to them in connection with the IPO and purchased 162,114 shares, resulting in additional gross proceeds of $3,224,447. The Adviser and its affiliates paid the full amount of the sales load of $1.3 million or $0.9945 per common share issued in the offering (excluding shares sold to the Company’s board of directors, the Adviser, its affiliates, and employees of the Adviser and its affiliates). As the sales load was paid solely by the Adviser and its affiliates, the sales load did not reduce the NAV per share of the Company’s common stock. The Company reimbursed $750,000 or $0.1246 per common share to the Adviser and its affiliates in offering costs incurred prior to or in connection with the IPO. This cost was borne by all common stockholders as a charge to paid-in capital. The Company utilized the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes. Please refer to Note 4 “Related Party Transactions” for further discussion on the Company’s IPO.

On July 24, 2019, the Company’s shares began trading on the NYSE under the symbol “EIC”.

On November 22, 2019 the Company launched an ATM offering to sell up to $14,500,000 aggregate amounts of its common stock, pursuant to the prospectus supplement filed with the SEC on November 22, 2019. As of December 31, 2019, no common stock was issued under the ATM program.

As of December 31, 2019, there were 150,000,000 shares of common stock authorized, of which 6,018,273 shares were issued and outstanding.

6.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

As of December 31, 2019, the Company had no unfunded commitments.

7.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

Consistent with the ability to utilize leverage, on September 27, 2019, the Company entered into a senior secured revolving credit facility (the “Credit Facility”) with Société Générale. Pursuant to the terms of the Credit Facility, the Company can borrow up to an aggregate principal balance of $30,000,000 (the “Commitment Amount”). Such borrowings under the Credit Facility bear interest at 3 month LIBOR plus a spread. The Company is required to pay a commitment fee of 0.25% on the unused amount, which is subject to change based on the terms of the Credit Facility.

For the year ended December 31, 2019, the Company had an average outstanding borrowing and average interest rate of $3,416,073 and 3.56%, respectively. The interest expense for the year ended December 31, 2019 on the Credit Facility was $35,478, inclusive of the commitment fee, and is recorded on the Statement of Operations. As of December 31, 2019 the current outstanding borrowing amount was $13,743,000.

The Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Credit Facility or (ii) the scheduled maturity date of September 27, 2021.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Credit Facility.

9.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as preferred stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets,

Eagle Point Income Company Inc.

Notes to Financial Statements

December 31, 2019

less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage.

As of December 31, 2019, the Company’s asset coverage of senior securities representing indebtedness was 947%. Asset coverage is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

10.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company does not expect this pronouncement to have a material effect on the financial statements of the Company.

11.	SUBSEQUENT EVENTS

On January 2, 2020, the Company declared three separate distributions of $0.1326 per share on its common stock. The first distribution of $798,023 or $0.1326 per share was paid on January 31, 2020 to holders of record as of January 13, 2020. The additional distributions are payable on each of February 28, 2020 and March 31, 2020 to holders of record as of February 12, 2020 and March 12, 2020, respectively.

As of February 24, 2020, the date these financials were available to be distributed, the aggregate outstanding principal amount borrowed by the Company from the Credit Facility was $28,183,000.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 24, 2020, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the financial statements and related notes through the date of release of this report.

eagle point income company inc.

financial highlights

	For the year ended	For the period from October 16, 2018
Per Share Data	December 31, 2019	to December 31, 2018

Net asset value, beginning of period	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed (1)	1.15	0.10
Management fee voluntarily waived by the Adviser (1)	0.08	0.05
Expenses reimbursed by the Adviser (1)	0.06	0.20
Administration fee voluntarily waived by the Administrator (1)	0.03	-
Net investment income	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1)(2)	0.70	(1.72)
Net income (loss) and net increase (decrease) in net assets resulting from operations	2.02	(1.37)

Common stock distributions from net investment income(3)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments(3)	-	-
Common stock distributions from tax return of capital(3)	-	-
Total common stock distributions declared to stockholders(3)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact	(0.15)	-
Total common stock distributions	(0.84)	(0.35)

Effect of shares issued (4)	(0.19)

Effect of offering expenses associated with shares issued(5)	(0.12)

Effect of paid-in capital contribution (6)	0.19
Net effect of shares issued	(0.12)	-

Net asset value at end of period	$19.34	$18.28
Per share market value at beginning of period(7)	$19.89	N/A
Per share market value at end of period	$18.76	N/A

Total return, based on market value(8)	(2.27% )	N/A
Total return, based on net asset value(9)	9.56%	(6.85% )

Shares of common stock outstanding at end of period	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$116,408,383	$68,923,362
Ratio of net investment income to average net assets (10)(12)	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets (10)(11)(12)	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets (10)(11)(12)	1.89%	0.00%
Portfolio turnover rate (13)	11.42%	2.35%

Credit Facility:
Principal amount outstanding at end of period	$13,740,000	$-
Asset coverage per $1,000 at end of period(14)	$9,470.38	$-

eagle point income company inc.

financial highlights

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments includes a balancing figure to reconcile to the change in NAV per share at the end of the period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at the year ended December 31, 2019 and each respective fiscal year end. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(4)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019.
(5)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s reimbursement of offering expenses.
(6)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the contribution made by an affiliate of the Adviser.
(7)	Represents the IPO price as of July 23, 2019.
(8)	Total return based on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019, assuming distributions are reinvested in accordance with the Company’s dividend reinvestment plan, divided by the beginning market value per share. The beginning market value per share is based on the initial public offering price of $19.89 per share.
(9)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared and paid dividends per share, divided by the beginning net asset value per share.
(10)	Ratios for the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the fee waivers and expenses reimbursed by the Advisor.
(11)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s expenses.
(12)	Ratios for the year ended December 31, 2019 include interest expense on the credit facility and excise tax expense of 0.04% and 0.10% of average net assets, respectively.

(13)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales executed during the periods and repayments of principal, divided by the average fair value of the investments for the same period.

(14)	The asset coverage per unit figure is the ratio of the Company's total assets, less all liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

eagle point income company inc.

financial highlights

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

For the period from
October 4, 2018
(Commencement of Operations)
Per Unit Data	to October 15, 2018

Net asset value at beginning of period	$1,000.00

Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20

Net asset value at end of period	$1,003.20

Total return (1)	0.32%

Ratios and Supplemental Data:

Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets (1)	0.27%
Ratio of expenses to average net assets (2)	0.00%
Portfolio turnover rate (3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.
(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018. Please refer to Note 4 “Related Party Transactions” for further discussion relating to the Company’s expenses.
(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Point Income Company Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Eagle Point Income Company Inc. (the Company), including the schedule of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the year then ended and for the period from October 16, 2018 to December 31, 2018, the statement of members’ equity for the period from October 4, 2018 (commencement of operations) to October 15, 2018 and the related notes (collectively, the financial statements), and the financial highlights for the year then ended, the period of October 16, 2018 through December 31, 2018, and the period from October 4, 2018 (commencement of operations) through October 15, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, for the period of October 16, 2018 through December 31, 2018, and for the period from October 4, 2018 (commencement of operations) through October 15, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more companies advised by an affiliate of Eagle Point Income Management LLC since 2014.

New York, New York

February 24, 2020

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Dividend Reinvestment Plan

The Company has established an automatic dividend reinvestment plan (“DRIP”). Each record holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer and Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser.

If the Company declares a distribution payable in cash, the Company will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution unless the DRIP Agent otherwise purchases shares in the open market, as described below. The number of additional shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. However, the Company reserves the right to purchase shares in the open market in connection with its implementation of the DRIP. If we declare a distribution to holders of our common stock, the DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) the Company has advised the DRIP Agent that since such NAV was last determined, the Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

In the event that the DRIP Agent is instructed to buy shares of our common stock in the open market, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in shares acquired in the open market. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine. If, before the DRIP Agent has completed its open market purchases, the market price per share of our common stock exceeds the NAV per share, the average per share purchase price paid by the DRIP Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares of common stock on the applicable payment date. Because of the foregoing difficulty with respect to open market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium of 10% or more of NAV during the purchase period, the DRIP Agent may cease making open market purchases and may invest the uninvested portion of the distribution amount in newly issued shares of common stock at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director of Eagle Point Credit Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Interested Directors[2]

Thomas P. Majewski Age: 45	Class III Director, Chief Executive Officer, and Chairperson of the Board	Since inception; Term expires 2020	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012.	Eagle Point Credit Company Inc.

James R. Matthews Age: 52	Class II Director	Since inception; Term expires 2022	Principal of Stone Point Capital LLC since October 2011.	Eagle Point Credit Company Inc.

Independent Directors

Scott W. Appleby Age: 55	Class I Director	Since inception; Term expires 2021	President of Appleby Capital, Inc. since April 2009.	Eagle Point Credit Company Inc.

Kevin F. McDonald Age: 53	Class III Director	Since inception; Term expires 2020	Chief Operating Officer of AltaRock Partners since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.	Eagle Point Credit Company Inc.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Paul E. Tramontano Age: 58	Class II Director	Since inception; Term expires 2022	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC from April 2007 to October 2015.	Eagle Point Credit Company Inc.

Jeffrey L. Weiss Age: 58	Class I Director	Since inception; Term expires 2021	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc.

[1]	The business address of each of our directors is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position as our Chief Executive Officer and his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Credit Company Inc. is considered to be in the same fund complex as us and, as a result, each director serves as a director of two investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointincome.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 52	Chief Financial Officer and Chief Operating Officer	Since inception	Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018; Chief Financial Officer of the Eagle Point Credit Management LLC since July 2014 and Eagle Point Income Management LLC since October 2018; Chief Operating Officer of the Eagle Point Credit Management LLC since August 2014 and Eagle Point Income Management since October 2018.

Nauman S. Malik Age: 39	Chief Compliance Officer	Since inception	Chief Compliance Officer of Eagle Point Income Company Inc. since October 2018; General Counsel of Eagle Point Credit Management LLC since June 2015 and Eagle Point Income Management LLC since October 2018; Chief Compliance Officer of Eagle Point Credit Management LLC since September 2015 and Eagle Point Income Management LLC since October 2018; Associate, Dechert LLP, a law firm, from September 2012 to May 2015.

Courtney B. Fandrick Age: 37	Secretary	Since inception	Deputy Chief Compliance Officer of Eagle Point Credit Management LLC since December 2014 and Eagle Point Income Management LLC since October 2018; Secretary of Eagle Point Income Company Inc. since October 2018.

[1]	The business address of each of our officers is c/o Eagle Point Income Company Inc., 600 Steamboat Rd, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2019.

Name	Aggregate Compensation from the Company[1,2]
Scott W. Appleby	$54,167
Kevin F. McDonald	$62,685
Paul E. Tramontano	$50,000
Jeffrey L. Weiss	$58,333
TOTAL	$225,185	*

* Reflects $16,250, $15,000, $15,000, $17,500 relating to the year ended December 31, 2018 that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss as of December 31, 2018, respectively, and paid during the period ended December 31, 2019; does not reflect $93,565 relating to the year ended December 31, 2019 that was paid during the month ended January 31, 2020, which amount was comprised of $27,083, $12,315, $25,000 and $29,167 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively.

[1]	For a discussion of the independent directors’ compensation, see below.

[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $60,000. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings. No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was approved by the Board in October 2018.

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on November 8, 2019, the stockholders of the Company voted to re-elect two Class II directors to serve until the Company’s 2022 annual meeting or until his successor is duly elected and qualified. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
James R. Matthews	4,591,559	187,470	0
Paul E. Tramontano	4,775,875	3,154	0

The following individuals’ terms of office as directors also continued after the annual meeting given that each person is either a Class I or Class III director and was not up for re-election at the Annual Meeting: Kevin F. McDonald, Thomas P. Majewski, Scott W. Appleby and Jeffrey L. Weiss.

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Annual Report for the period ended December 31, 2018. A copy of the Annual Report is available free of charge at www.eaglepointincome.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company also makes its Form N-Q filings available on its website at www.eaglepointincome.com. Beginning in March 2020, the Company will cease to disclose its schedule of portfolio holdings on Form N-Q and will disclose confidentially to the SEC, on a monthly basis, the complete schedule of the Company’s portfolio holdings on Form N-PORT. Publicly available information about the Company’s schedule of portfolio holdings for the end of the first and third quarters of the fiscal year will be filed on Exhibit F to Form N-PORT for the Company on a 60-day delayed basis, and will be available in the same manner as Form N-Q discussed above.

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s registration statement on Form N-2 filed on November 13, 2019 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2019 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing made on July 31, 2019 with the SEC, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointincome.com.

Tax Information

For the tax year ended December 31, 2019, the Company recorded distributions on our common stock equal to $0.6851 per share or $4.12 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Income Management, LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion. This policy was last updated in February 2019.

*                         *                         *